UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 14, 2008

FEDERAL TRUST CORPORATION

(Exact name of registrant as specified in its charter)

Florida	001-31724	59-2935028
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

312 West First Street Sanford, Florida	32771
(address of principal executive offices)	(zip code)

(407) 323-1833

(Registrant’s telephone number, including areas code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On November 14, 2008, Federal Trust Corporation, the parent holding company for Federal Trust Bank, filed a Current Report on Form 8-K to report entering into a merger agreement with The Hartford Financial Services Group, Inc. and FT Acquisition Corporation. The merger agreement is filed as Exhibit 10.1 to this Amendment No. 1 to the Current Report on Form 8-K/A.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits:

Exhibit 10.1	Agreement and Plan of Merger By and Between The Hartford Financial Services Group, Inc., FT Acquisition Corporation and Federal Trust Corporation, dated as of November 14, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2008

Federal Trust Corporation (Registrant)

By:	\s\ Dennis T. Ward
Dennis T. Ward
President and Chief Executive Officer

EXHIBITS

Exhibit 10.1	Agreement and Plan of Merger By and Between The Hartford Financial Services Group, Inc., FT Acquisition Corporation and Federal Trust Corporation, dated as of November 14, 2008